SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 10, 2007
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 High Street Hamilton, Ohio		45011
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.
Item 7.01 Regulation FD Disclosure.
On January 10, 2007, First Financial Bancorp. issued a press release that offered full year 2007 earnings guidance to help clarify the expected operating performance of First Financial after its extensive transition that had been occurring over the previous 20 months. Throughout 2007, updates to the full year earnings per share will be provided.
A copy of the earnings press release is attached as Exhibit 99.1.
First Financial Bancorp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Exhibits.
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
     (c) Exhibit:
          99.1 First Financial Bancorp. Press Release dated January 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall

J. Franklin Hall Senior Vice President and Chief Financial Officer
Date: January 10, 2007

Form 8-K First	Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated January 10, 2007.